                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 1, 2004 (March 31, 2004)
                                                --------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                     0-14183               81-0141785
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(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)

1 First Avenue South, Great Falls, Montana                     59401
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 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code       (406) 791-7500
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On March 31, 2004, Energy West, Incorporated (the "Company") issued a press release  announcing  that the Company  has  successfully  negotiated  terms that modify its existing  credit facility with LaSalle Bank National  Association.  A copy of the Amended and Restated Credit  Agreement is attached hereto as Exhibit
10.1 and a copy of the press release is attached hereto as Exhibit 99.1 and such exhibits are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     10.1 Amended and Restated  Credit  Agreement dated as of March 31, 2004, by and among Energy West,  Incorporated,  Various Financial  Institutions
          and LaSalle Bank National Association, as Agent.

     99.1 Press Release dated March 31, 2004.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  April 1, 2004              ENERGY WEST, INCORPORATED

                                       By:  /s/ John C. Allen
                                          --------------------------------------
                                          John C. Allen
                                          Interim President and Chief Executive
                                          Officer